UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 22, 2012 (May 17, 2012)

CRIMSON EXPLORATION INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-12108 (Commission File Number)	20-3037840 (IRS Employer Identification No.)

717 Texas Ave., Suite 2900, Houston Texas 77002
(Address of Principal Executive Offices)

(713) 236-7400
(Registrant’s telephone number, including area code)

_____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))
[]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 17, 2012, the Company entered into a seventh amendment (the "Seventh Amendment") to its senior secured revolving credit facility, dated May 31, 2007, as amended (the "Senior Credit Agreement"), among the Company, the guarantor party thereto, the lender parties thereto and Wells Fargo Bank, National Association.  The Seventh Amendment provides, among other things, for: (i) an extension of the maturity date of borrowings under the Senior Credit Agreement to May 31, 2015; (ii) decreasing (x) the applicable margin rate to between 1.75% and 2.75% for Libor Loans and to between 0.75% and 1.75% for Base Rate Loans and (y) the revolving credit commitment fee to between 0.375% and 0.500%, each of which is based on the borrowing base utilization; (iii) a revision to the minimum interest coverage ratio of EBITDAX to interest expense for the four trailing fiscal quarters to be not less than 2.50x as of the end of any fiscal quarter; (iv) a revision to the sale of mortgaged properties covenant to permit dispositions of properties not to exceed five percent of the borrowing base between borrowing base redetermiantions; and (v) a revision to the limitation on hedging covenant to permit the Company to hedge, for the successive twelve month period, notional volumes not to exceed the greater of 80% of estimated PDP production and 80% of reasonably anticipated production.

The foregoing description of the Seventh Amendment is a summary only and is qualified in its entirety by reference to the Seventh Amendment, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 22, 2012, the Company issued a press release announcing the entry into the Seventh Amendment. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, neither the information under this Item 7.01 nor the press release attached as Exhibit 99.1 shall be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1
Seventh Amendment, dated as of May 17, 2012, to the Amended and Restated Credit Agreement, dated as of May 31, 2007, among Crimson Exploration Inc., the guarantor party thereto, the lender parties thereto and Wells Fargo Bank, National Association

99.1	Press Release dated May 22, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIMSON EXPLORATION INC.

Date: May 22, 2012	/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1
Seventh Amendment, dated as of May 17, 2012, to the Amended and Restated Credit Agreement, dated as of May 31, 2007, among Crimson Exploration Inc., the guarantor party thereto, the lender parties thereto and Wells Fargo Bank, National Association

99.1	Press Release dated May 22, 2012

EXHIBIT 10.1
SEVENTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of May 17, 2012, by and among CRIMSON EXPLORATION INC., a Delaware corporation (“Borrower”), CRIMSON EXPLORATION OPERATING, INC. (“Guarantor”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent  (in such capacity, together with its successors in such capacity, “Agent”) for the Lenders party to the Credit Agreement referenced below (the “Lenders”), as Issuing Bank (in such capacity, “Issuing Bank”), and as Swing Line Lender (in such capacity, together with its successors in such capacity, “Swing Line Lender”), and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, Borrower, Guarantor, Agent, Issuing Bank, Swing Line Lender and the Lenders entered into that certain Amended and Restated Credit Agreement dated as of May 31, 2007, as amended by that certain First Amendment dated as of July 31, 2009, Second Amendment dated as of November 6, 2009, Third Amendment and Limited Waiver dated as of November 6, 2009, Fourth Amendment dated as of December 7, 2009, Fifth Amendment dated as of June 9, 2010, and Sixth Amendment dated as of December 27, 2010 (as the same may be renewed, extended, amended or restated from time to time, the “Credit Agreement”), whereby Agent, Issuing Bank, Swing Line Lender and the Lenders agreed to make available to Borrower a credit facility upon the terms and conditions set forth in the Credit Agreement;

WHEREAS, Borrower and Guarantor have asked Agent and the Lenders to amend certain provisions of the Credit Agreement; and

WHEREAS, Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement and have redetermined the Borrowing Base as set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the parties to this Amendment hereby agree as follows:

SECTION 1.                                Terms Defined in Credit Agreement.  As used in this Amendment, except as may otherwise be provided herein, all capitalized terms defined in the Credit Agreement shall have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference. The Credit Agreement, as amended by this Amendment, is hereinafter called the “Agreement.”

SECTION 2.                                Amendments to Credit Agreement. Subject to the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

(a)           Section 1.02 of the Credit Agreement is hereby amended by amending and restating each of the following definitions in its entirety, as follows:

"Applicable Margin" shall mean the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Borrowing Base Utilization as in effect from time to time:

Borrowing Base Utilization	Applicable Margin
	LIBOR Loans	Base Rate Loans	Revolving Credit Commitment Fee

Less than 25%	1.75%	0.75%	.375%
Greater than or equal to 25%, but less than 50%	2.00%	1.00%	.375%
Greater than or equal to 50%, but less than 75%	2.25%	1.25%	.375%
Greater than or equal to 75%, but less than 90%	2.50%	1.50%	.500%
Greater than or equal to 90%	2.75%	1.75%	.500%

Each change in the Applicable Margin resulting from a change in the Borrowing Base Utilization shall take effect on the day such change in the Borrowing Base Utilization occurs.

                                "Revolving Credit Termination Date" shall mean the earlier to occur of (i) May 31, 2015 or (ii) the date that the Commitments are sooner terminated pursuant to Section 2.03(b) or 10.02.

(b)           Section 2.08(f) of the Credit Agreement is amended by deleting “$150,000,000” and replacing it with “$175,000,000”.

(c)           Section 9.15 of the Credit Agreement is hereby amended and restated in its entirety, as follows:

“Section 9.15     Interest Coverage Ratio.  The Borrower will not permit its Interest Coverage Ratio as of the end of any fiscal quarter of the Borrower (calculated quarterly at the end of each fiscal quarter) to be less than 2.50 to 1.00.  For the purposes of this Section 9.15, “Interest Coverage Ratio” shall mean the ratio of (i) EBITDAX for the four fiscal quarters ending on such date to (ii) interest expense for such four fiscal quarters of the Borrower and its Consolidated Subsidiaries.”

(d)           Section 9.16 of the Credit Agreement is hereby amended and restated in its entirety, as follows:

“Section 9.16     Sale of Mortgaged Properties.  The Borrower will not, and will not permit any Subsidiary to, sell, assign, convey or otherwise transfer any Mortgaged Property or any interest in any Mortgaged Property, except for Mortgaged Property for which (a) the Borrower has given the Agent at least thirty (30) days prior written notice of the proposed sale, assignment, conveyance or transfer and (b) the value attributable to such Mortgaged Property (and any associated Hedging Agreement that is terminated or modified in connection with such sale, assignment, conveyance or transfer), when aggregated with the value of all other Mortgaged Property sold, assigned, conveyed or transferred (and any associated Hedging Agreement that is terminated or modified in connection with such sale(s), assignment(s), conveyance(s) or transfer(s)) since the most recent Redetermination Date, does not exceed five percent (5%) of the then existing Borrowing Base (as determined by the Administrative Agent) in the aggregate in between any two consecutive Redetermination Dates.”

(e)           Section 9.17 of the Credit Agreement is hereby amended and restated in its entirety, as follows:

“Section 9.17    Sale of Oil and Gas Properties.  The Borrower will not, and will not permit any Subsidiary to, sell, assign, farm-out, convey or otherwise transfer any Oil and Gas Property or any interest in any Oil and Gas Property except for (i) the sale of Mortgaged Properties permitted by Section 9.16; (ii) the sale of Hydrocarbons in the ordinary course of business; (iii) farmouts and exchanges of undeveloped acreage (or interests therein) and assignments in connection with such farmouts and exchanges; (iv) the sale or transfer of equipment that is no longer necessary for the business of the Borrower or such Subsidiary or is contemporaneously replaced by equipment of at least comparable value and use and (v) sales in the ordinary course of business of Oil and Gas Properties that are not Mortgaged Properties, which shall not exceed $1,000,000 in the aggregate in between any two consecutive Redetermination Dates.”

(f)            Section 9.28 of the Credit Agreement is hereby amended and restated in its entirety, as follows:

“Section 9.28     Limitation on Hedging.  The total notional volume attributable to any Hedging Agreement with respect to Hydrocarbon Interests of the Borrower and its Subsidiaries shall not exceed the greater of (a) for any period, eighty percent (80%) of estimated proved developed producing net production quantities from such Hydrocarbon Interests as of the most recent Reserve Report in any period and (b) for up to the next twelve (12) months, eighty percent (80%) of reasonably anticipated production from such Hydrocarbon Interests from producing oil and gas wells.  If the Hedging Agreement is an interest rate hedge, the notional principal amount shall not exceed more than seventy-five percent (75%) of the sum of Loans and Second Lien Loans outstanding to the Borrower.”

SECTION 3.                                Conditions of Effectiveness.  This Amendment shall not be effective until the first date on which each of the following conditions precedent has been satisfied:

(a)           Agent shall have received counterparts of this Amendment which shall have been executed by Borrower, Guarantor and each Lender;

(b)           Agent shall have received amendments and, if applicable, supplements to the Mortgages, duly completed and executed by Borrower or Guarantor, as applicable, in a sufficient number of counterparts for recording;

(c)           Borrower shall have paid all reasonable fees and expenses which are due and payable by Borrower on or prior to the date hereof under the Loan Documents, including, without limitation, to the extent invoiced, reasonable fees and disbursements of Agent’s counsel, Haynes and Boone, LLP;

(d)           all representations and warranties of Borrower and Guarantor contained in the Loan Documents shall be true and correct in all material respects;

(e)           no Material Adverse Effect shall have occurred and be continuing; and

(f)           no Default or Event of Default shall have occurred and be continuing.

SECTION 4.                                Representations and Warranties.  Borrower and Guarantor each represents and warrants to Agent and the Lenders, with full knowledge that the Lenders are relying on the following representations and warranties in executing this Amendment, as follows:

(a)           It has the organizational power and authority to execute, deliver and perform this Amendment, and all organizational action on the part of it requisite for the due execution, delivery and performance of this Amendment has been duly and effectively taken.

(b)           The Agreement, the Loan Documents and each and every other document executed and delivered in connection herewith constitute the legal, valid and binding obligation of it, to the extent it is a party thereto, enforceable against it in accordance with their respective terms.

(c)           This Amendment does not and will not violate any provisions of any of the organization documents of it or any contract, agreement, instrument or requirement of any Governmental Authority to which it is subject.  Its execution of this Amendment will not result in the creation or imposition of any lien upon any of its properties other than those permitted by the Credit Agreement and this Amendment.

(d)           The representations and warranties set forth in Article VII of the Credit Agreement are true and correct in all material respects on and as of the date hereof, after giving effect to this Amendment, as if made on and as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date.

(e)           Execution, delivery and performance of this Amendment does not require the consent or approval of any other Person (other than all Lenders), including, without limitation, any regulatory authority or governmental body of the United States of America or any state thereof or any political subdivision of the United States of America or any state thereof.

SECTION 5.                                Reference to and Effect on the Agreement.

(a)           Upon the effectiveness hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

(b)           Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 6.                               Cost, Expenses and Taxes.  Borrower agrees to pay all reasonable legal fees and expenses to be incurred in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection with the transactions associated herewith, including reasonable attorneys’ fees, and agrees to save Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees.

SECTION 7.                               Extent of Amendment.  Except as otherwise expressly provided herein, neither the Agreement nor the other Loan Documents are amended, modified or affected by this Amendment.  Each of Borrower and Guarantor ratifies and confirms that:

(a) except as expressly amended hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Agreement remain in full force and effect;

(b) each of the other Loan Documents to which it is a party are and remain in full force and effect in accordance with their respective terms; and

(c) the Mortgaged Property owned by it is unimpaired by this Amendment.

SECTION 8.                                Affirmation of Security Interest.  Each of Borrower and Guarantor confirms and agrees that (a) any and all liens, security interests and other security or Mortgaged Property owned by it now or hereafter held by Agent or any Lenders as security for payment and performance of the Obligations are hereby renewed and carried forth to secure payment and performance of all of the Obligations and (b) the Loan Documents to which it is a party, as such may be amended in accordance herewith, are and remain legal, valid and binding obligations of Borrower and Guarantor, as applicable, enforceable in accordance with their respective terms.

SECTION 9.                               Claims.                        As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce Agent and the Lenders to enter into this Amendment, Borrower and Guarantor each represents and warrants that it does not know of any defenses, counterclaims or rights of setoff to the payment of any Obligations of Borrower or Guarantor to Agent or any Lender.

SECTION 10.                             Execution and Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile or in portable document format (.pdf) and other Loan Documents shall be equally as effective as delivery of a manually executed counterpart of this Amendment and such other Loan Documents.

SECTION 11.                             Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

SECTION 12.                             Headings.  Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 13.                             NO ORAL AGREEMENTS.  The rights and obligations of each of the parties to the loan documents shall be determined solely from written agreements, documents, and instruments, and any prior oral agreements between such parties are superseded by and merged into such writings.  The Credit Agreement (as amended in writing from time to time) and the other written loan documents executed by Borrower, Guarantor,  Agent and/or any Lender (together with all fee letters as they relate to the payment of fees after the closind date) represent the final agreement between such parties, and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements by such parties.  There are no unwritten oral agreements between such parties.

SECTION 14.                             No Waiver.  Borrower and Guarantor each agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by Agent and the Lenders, and any Default or Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.  Nothing contained in this Amendment nor any past indulgence by Agent or the Lenders, nor any other action or inaction on behalf of Agent or the Lenders (a) shall constitute or be deemed to constitute a waiver of any Defaults or Events of Default which may exist under the Agreement or the other Loan Documents, or (b) shall constitute or be deemed to constitute an election of remedies by Agent or the Lenders or a waiver of any of the rights or remedies of Agent or the Lenders provided in the Agreement or the other Loan Documents or otherwise afforded at law or in equity.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:

CRIMSON EXPLORATION INC.,
a Delaware corporation

By:	/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President and
Chief Financial Officer

GUARANTOR:

CRIMSON EXPLORATION OPERATING, INC.,
a Delaware corporation
/s/ E. Joseph Grady
By:	E. Joseph Grady
Senior Vice President and
Chief Financial Officer

Signature Page to Seventh Amendment to
Amended and Restated Credit Agreement
(Crimson Exploration Inc.)

AGENT, ISSUING BANK, SWING LINE LENDER
AND LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Shiloh Davila
Name:	Shiloh Davila
Title:	Vice President

Signature Page to Seventh Amendment to
Amended and Restated Credit Agreement
(Crimson Exploration Inc.)

LENDERS:

THE ROYAL BANK OF SCOTLAND plc

By:	/s/ Sanjay Remond
Name:	Sanjay Remond
Title:	Director

REGIONS BANK

By:	/s/ Daniel G. Steele
Name:	Daniel G. Steele
Title:	Senior Vice President

Signature Page to Seventh Amendment to
Amended and Restated Credit Agreement
(Crimson Exploration Inc.)

BOKF, NA dba BANK OF TEXAS

By:	/s/ Mari Salazar
Name:	Mari Salazar
Title:	Senior Vice President

Signature Page to Seventh Amendment to
Amended and Restated Credit Agreement
(Crimson Exploration Inc.)

EXHIBIT 99.1

Crimson Exploration Inc. Announces Extension of Maturity Date and Other Favorable Amendments to Senior Credit Agreement
Houston, TX – (BUSINESS WIRE) – May 22, 21012 - Crimson Exploration Inc. (NasdaqGM: CXPO) is pleased to announce the execution of an amendment to its $400 million senior secured revolving credit agreement (the “Senior Credit Agreement”) that included, among other items: i) extension of the maturity date from May 31, 2013 to May 31, 2015; ii) improved pricing through a reduction in the applicable margin grid on borrowings outstanding; and iii) amendments to certain covenants that provide Crimson with greater flexibility going forward. Simultaneous with the amendment process the borrowing base was reaffirmed at $100 million, with the next borrowing base redetermination under the Senior Credit Agreement scheduled for November 1, 2012.  As of March 31, 2012, Crimson had $53.3 million outstanding, with availability of $46.7 million, under the Senior Credit Agreement.

E. Joseph Grady, Senior Vice-President and Chief Financial Officer, commented, “Crimson is pleased to announce the execution of this amendment to our Senior Credit Agreement that extends the maturity date thereunder by two years and adjusts pricing and covenants in recognition of Crimson’s enhanced profile.  Crimson continues to maintain a strong relationship with its lenders and this amendment and extension positions Crimson to continue to implement its drilling program with ample flexibility and liquidity.”

Crimson Exploration is a Houston, TX-based independent energy company engaged in the acquisition, development, exploitation and production of crude oil and natural gas, primarily in the onshore Gulf Coast regions of the United States.  The Company owns and operates conventional properties in Texas, Louisiana, Colorado and Mississippi, including approximately 17,500 net acres in Madison and Grimes counties in Southeast Texas, approximately 8,625 net acres in the Eagle Ford Shale in South Texas, approximately 11,000 net acres in the Denver Julesburg Basin of Colorado, and approximately 5,700 net acres in the Haynesville Shale, Mid-Bossier, and James Lime plays in San Augustine and Sabine counties in East Texas.

Additional information on Crimson Exploration Inc. is available on the Company's website at http://crimsonexploration.com.

This press release includes “forward-looking statements” as defined by the Securities and Exchange Commission (“SEC”) and applicable securities laws. Such statements include those concerning Crimson’s strategic plans, expectations and objectives for future operations. All statements included in this press release that address activities, events or developments that Crimson expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions Crimson made based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond Crimson’s control. Statements regarding future production, revenue, cash flow operating results,  leverage, drilling rigs operating, drilling locations, funding, derivative transactions, pricing, operating costs and capital spending, tax rates, and descriptions of our development plans are subject to all of the risks and uncertainties normally incident to the exploration for and development and production of oil and gas. These risks include, but are not limited to, commodity price changes, inflation or lack of availability of goods and services, environmental risks, the proximity to and capacity of transportation facilities, the timing of planned capital expenditures, uncertainties in estimating reserves and forecasting production results, operating and drilling risks, regulatory changes and the potential lack of capital resources. All forward-looking statements are based on our forecasts for our existing operations and do not include the potential impact of any future acquisitions.  Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. Please refer to our filings with the SEC, including our Form 10-K for the year ended December 31, 2011, and subsequent filings for a further discussion of these risks. Existing and prospective investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Contact:
Crimson Exploration Inc.
E. Joseph Grady, 713-236-7400
Senior Vice President and Chief Financial Officer
or
Josh Wannarka, 713-236-7400
Manager of Investor Relations and FP&A